FIRST AMENDMENT TO
                           OMNIBUS FINANCING AGREEMENT

      This First Amendment to Omnibus Financing Agreement (this "Agreement") is made this 19th day of October, 1996 between Trading Cove Associates, a Connecticut general partnership ("TCA"), Sun International Hotels Limited, a Bahamian corporation ("SIHL") and Waterford Gaming, L.L.C., a Delaware limited liability company ("Waterford").

                              PRELIMINARY STATEMENT

      The following is a recital of certain facts upon which this Agreement is based:

      On September 21, 1995, TCA and SIHL entered into that certain Omnibus Financing Agreement (the "Omnibus Agreement") which deals with certain aspects of the construction, financing and management of a casino complex in Montville, Connecticut. Capitalized terms used herein shall be understood to have the meanings ascribed to them in the Omnibus Agreement.

      TCA wishes to transfer to Waterford certain of its rights and obligations under the Omnibus Agreement and Waterford wishes to acquire from TCA such rights and has agreed to perform such obligations.

      NOW, THEREFORE, in consideration of the agreements and obligations set forth herein, TCA, SIHL and Waterford hereby agree as follows:

      1. Acquisition of Original Subordinated Notes. TCA and SIHL hereby acknowledge that Waterford is about to become the sole Original Partner of TCA and has the right to purchase 50% of the outstanding Original Subordinated Notes from SIHL, all as set forth in a Note Purchase Agreement being executed concurrently herewith (the "Note Purchase Agreement").

      2. First Tranche Guarantee Sub Notes. Section 9 of the Omnibus Agreement is hereby deleted in its entirety and is hereby replaced with the following:

            "On each of October 12, 1997, October 12, 1998 and October 12, 1999 (each, a "Closing Date"), Waterford shall purchase from SIHL or an Affiliate of SIHL and SIHL shall sell, or cause an Affiliate to sell, to Waterford that portion of the outstanding principal amount of the First Tranche Guarantee Sub Notes equal, in each instance, to one-sixth (1/6) of the principal amount of the First Tranche Guarantee Sub Notes issued at any time which shall include all accrued and unpaid interest thereon to and including each Closing Date and any First Tranche Additional Payments that have accrued and are unpaid thereon as of each Closing Date, reduced, pro rata, by any redemptions or payments which may have occurred or been made prior to each applicable Closing Date. The purchase price which will be paid by Waterford to SIHL on each Closing Date will be equal to the outstanding principal balance of the First Tranche Guarantee Sub Notes to be acquired on the Closing Date plus all accrued and unpaid interest thereon as of each Closing Date and any First Tranche Additional Payments that have accrued and are unpaid thereon as of each Closing Date. The terms and conditions of such purchase and sale transactions shall be substantially similar to the terms and conditions upon which Waterford has or will acquire a portion of the Original Subordinated Notes.

      3. Additional Amounts. As the holder of a portion of the Original Subordinated Notes and the First Tranche Guarantee Sub Notes, Waterford will be entitled to all benefits provided for in the Omnibus Agreement, including, but not being limited to a proportionate amount of each of the Original Additional Payments and the First Tranche Additional Payments.

      4. Redemption or Repurchase of Subordinated Notes. If the Authority shall offer to purchase any of the Original Subordinated Notes, First Tranche Subordinated Notes or Second Tranche Subordinated Notes (collectively, the "Subordinated Notes"), other than a Change of Control Offer, then SIHL shall notify Waterford, no later than 10 business days prior to the expiration of such offer, of its irrevocable decision with respect to the principal amount that it or any of its Affiliates has determined to tender in such offer to purchase of each of the Original Subordinated Notes, if any. Waterford agrees to tender that principal amount of the Subordinated Notes that it owns equal to the product of the aggregate principal amount of the Subordinated Notes to be tendered by SIHL and its Affiliates times a fraction, the numerator of which is the aggregate principal amount of Subordinated Notes then owned by Waterford and the denominator of which is the aggregate principal amount of Subordinated Notes then owned by SIHL and its Affiliates, rounded to the nearest multiple of $1000. SIHL agrees to tender, and to cause its Affiliates to tender, all such Subordinated Notes as it indicated in its notice to Waterford. In the event that the total amount available for an offer (other than a Change of Control Offer) is less than the total amount needed to purchase the Subordinated Notes to be tendered by Waterford and SIHL and its Affiliates pursuant to the above formula, Waterford, on the one hand, and SIHL and its Affiliates, on the other hand, shall reduce their amount of Subordinated Notes to be tendered pro rata, based on the ratio of Subordinated Notes originally tendered by each of them, rounded to the nearest multiple of $1,000, such that the total amount of Notes to be tendered can be purchased in such offer. SIHL agrees that if it, or any of its Affiliates, transfers any of the Subordinated Notes to anyone other than SIHL, an Affiliate of SIHL or the Authority, that it will cause such transferee to be bound by a similar agreement to notify Waterford of its irrevocable decision to tender in any such offer to purchase, and Waterford will agree to be similarly bound to tender a pro rata portion of its Subordinated Notes.


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

      As used in this Agreement, the term "Affiliate" shall have the meaning set forth in the Note Purchase Agreement under which the Subordinated Notes were originally issued.

      SIHL hereby represents and warrants that it or its Affiliates own all of the Subordinated Notes other than the Subordinated Notes owned by TCA; provided, however, it is acknowledged that SIHL has pledged such Subordinated Notes to certain banks pursuant to a credit facility.

      5. Initial Original Subordinate Notes. The parties agree that in satisfaction of the obligation to return capital contributions used by TCA to purchase $1,700,000 principal amount of Original Subordinated Notes, TCA shall return such capital contribution by distributing to each of SIHL and Waterford, $850,000 in principal amount of Original Subordinated Notes, in accordance with the terms of the Note Purchase Agreement.

      6. Effective Date. The obligations hereunder are and shall be subject to the conditions that:

            (a) Waterford shall have successfully completed a debt offering to finance the transactions referred to in Paragraph 1 hereof; and

            (b) Waterford will own the entire Original Partners' percentage interest in TCA and by itself will be the Original Partner within the meaning of the TCA Partnership Agreement as then amended and in effect.

      7. Continuation of Omnibus Agreement. The Omnibus Agreement, as amended by this Agreement, shall continue in full force and effect and is hereby ratified, confirmed and approved.

      8. Counterpart. This Agreement may be executed in any number of counterparts, each of which shall, for all purposes, constitute an original and all of which, taken together, shall constitute one and the same agreement.

      9. Successors and Assigns. This Agreement shall be binding upon, and inured to the benefit of, the parties hereto and their respective successors and assigns.


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

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first set forth above.


                                   SUN INTERNATIONAL LIMITED

                                   By: /s/ Howard Kerzner
                                       -----------------------------------------

                                        Its: President
                                             -----------------------------------


                                   WATERFORD GAMING, L.L.C.

                                   By: Slavik Suites, Inc.
                                       Its: Member

                                       By: /s/ Del J. Lauria
                                           -------------------------------------

                                             Its: Executive vice President
                                                  ------------------------------

                                   By: LMW Investments, Inc.
                                       Its: Member

                                       By: /s/ Len Wolman
                                           -------------------------------------

                                             Its: President
                                              ----------------------------------


                                   TRADING COVE ASSOCIATES

                                   By: Sun Cove, Ltd.
                                       Its: Partner

                                       By: /s/ Howard Kerzner
                                           -------------------------------------

                                        Its: President
                                             -----------------------------------

                                   By: LMW Investments, Inc.
                                       Its: Partner

                                       By: /s/ Len Wolman
                                           -------------------------------------

                                             Its: President
                                                  ------------------------------


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

                                   By: RJH Development Corporation
                                       Its: Partner

                                       By: /s/ Richard J. Hertz
                                           --------------------

                                             Its: President
                                                  ------------------------------


                                   By: Slavik Suites, Inc
                                       Its: Partner

                                       By: /s/ Del J. Lauria
                                           -------------------------------------
                                             Its: EXECUTIVE VICE PRESIDENT
                                                  ------------------------------


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